Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
DELAWARE

NUMBER	SHARES
[ ]	[ ]
CUSIP NO. 030145 20 5

AUTHORIZED COMMON STOCK: 50,000,000 SHARES
PAR VALUE: $.00001

THIS CERTIFIES THAT       [SPECIMEN]

IS THE RECORD HOLDER OF

Fully paid and non-assessable shares of AMERICAN TECHNOLOGY CORPORATION Common Stock, par value $0.00001, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Michael A. Russell	/s/ Elwood G. Norris
SECRETARY	CHAIRMAN

[AMERICAN TECHNOLOGY CORPORATION CORPORATE SEAL]

[Interwest Logo] Interwest Transfer Co. Inc. P.O. Box 17136 / Salt Lake City, Utah 84117

COUNTERSIGNED & REGISTERED   _____________________________________________
                    COUNTERSIGNED Transfer Agent-Authorized Signature

[Reverse Side of Certificate]

The within named Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the within named Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	_______	Custodian	_______
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act _________________________________
		in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________

[SPECIMEN]
____________________________________________________________________________________________________
NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

•	NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

***FOR MEDALLION GUARANTEE USE ONLY***